UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 10, 2011

Affirmative Insurance Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50795	75-2770432
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4450 Sojourn Drive, Suite 500, Addison, Texas		75001
(Address of principal executive offices)		Zip Code

Registrant’s telephone, including area code: (972) 728-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Restricted Stock Award Repurchase Agreement.

On August 10, 2011, the Compensation Committee of the Registrant’s Board of Directors approved the Company’s offer to repurchase at par value all shares of restricted Common Stock previously granted by the Registrant to six employee grantees on March 18, 2011. In connection therewith, the Registrant’s Compensation Committee approved a form of restricted stock repurchase agreement (the “Stock Repurchase Agreement”) to be offered to each individual grantee in connection with the proposed repurchase transactions.

On August 10, 2011 each individual grantee accepted the Company’s offer to repurchase the restricted shares granted on March 18, 2011 by executing a Stock Repurchase Agreement. All of the shares were issued to the individual grantees on a restricted basis, subject to certain time and performance vesting criteria as set forth in separate restricted stock award agreements with each individual grantee. The purchase price for the shares being repurchased from each grantee by the Registrant is $0.01 per share (which is the par value per share of the Registrant’s Common Stock). Through the August 10, 2011 date of repurchase, none of the restricted shares being repurchased from any grantee had vested on either a time or performance basis, and no dividends had accrued with respect to any of those shares.

As part of the March 18, 2011 restricted stock grants, each grantee executed an irrevocable voting proxy in favor of New Affirmative LLC (“NAL”), wherein each grantee assigned NAL the grantee’s right to vote all of the shares of restricted stock until the proxy terminated on the terms and conditions set forth therein. Thus, as a consequence of the instant repurchase by the Registrant, NAL’s rights to vote any such shares of restricted stock have effectively terminated as of August 10, 2011, at which time those shares ceased to be considered outstanding for voting purposes.

Restricted Share Repurchases from Certain Officers. On August 10, 2011, the Compensation Committee of the Registrant’s Board of Directors approved the following restricted stock repurchases from Gary Y. Kusumi, the Registrant’s principal executive officer, Michael J. McClure, the Registrant’s principal financial officer, and Robert A. Bondi, the Registrant’s other named executive officer:

Name and Position	Number of Restricted Shares Issued

Gary Y. Kusumi, Chief Executive Officer	210,000

Michael J. McClure, EVP & Chief Financial Officer	57,750

Robert A. Bondi, EVP & President – Retail Agency Group	58,500

All of the foregoing shares of restricted stock were repurchased in accordance with the terms and conditions set forth in the Stock Repurchase Agreement, as evidenced by the Registrant and each of Messrs. Kusumi, McClure and Bondi in separate Restricted Stock Award Agreements, the form of which is filed to this Form 8-K as Exhibit 10.1. In all cases, the foregoing Stock Repurchase Agreements provide for, among other things, an effective repurchase date of August 10, 2011.

The descriptions of the terms of the form of Stock Purchase Agreement as set forth herein do not purport to be complete and are qualified in their entirety by reference to the full text thereof, including exhibits, a copy of which being herewith filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Form of Restricted Stock Repurchase Agreement

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable, the Registrant can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Registrant cannot guarantee the accuracy of the forward-looking statements, and the Registrant’s actual results could differ materially from those contained any forward-looking statements due to a number of factors, including the statements under the heading “Risk Factors” contained in the Registrant’s filings with the Securities and Exchange Commission. Accordingly, such forward-looking statements are subject to a number of risks and uncertainties and may cause actual results to differ materially from the Registrant’s expressed expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRMATIVE INSURANCE HOLDINGS, INC.

	By:	/s/ Joseph G. Fisher
Date: August 15, 2011	Name: Joseph G. Fisher
Title: Executive Vice President, General Counsel and Secretary